Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Second Amendment”), dated as of February 16, 2018, among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and each of the Persons party hereto as 2018 Replacement Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent, DBNY, as collateral agent (in such capacity, including any permitted successor thereto, the “Collateral Agent”) under the Loan Documents, the subsidiaries of the Borrowers from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of August 19, 2015 (as amended by the First Amendment to Credit Agreement, dated as of October 20, 2016, and as otherwise amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, on the date hereof (prior to giving effect to this Second Amendment), there are outstanding Term Loans under the Credit Agreement (for purposes of this Second Amendment, herein called the “Original Replaced Term Loans”) in an aggregate principal amount of $1,211,267,500;

WHEREAS, in accordance with the provisions of Section 9.02(c) of the Credit Agreement, Holdings and the Borrowers wish to amend the Credit Agreement to enable the Borrowers to refinance in full the outstanding Original Replaced Term Loans with the proceeds of 2018 Replacement Term Loans (as defined below) as more fully provided herein;

WHEREAS, Holdings, the Borrowers, the Administrative Agent and the 2018 Replacement Lenders wish to amend the Credit Agreement to provide for the refinancing in full of all outstanding Original Replaced Term Loans with the 2018 Replacement Term Loans on the terms and subject to the conditions set forth herein; and

WHEREAS, Credit Suisse Securities (USA) LLC (together with any of its affiliates, “CS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of Tokyo Mitsubishi UFJ, Ltd., Barclays Bank PLC, Goldman Sachs Bank USA, Macquarie Capital (USA) Inc., Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Mizuho Bank Ltd. (in each case, or any affiliates thereof) shall act as joint lead arrangers and joint bookrunners with respect to this Second Amendment and the 2018 Replacement Term Loans provided for hereunder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement.

(a)    (i) Subject to the satisfaction of the conditions set forth in Section 2 hereof, the 2018 Replacement Lenders hereby severally agree to make 2018 Replacement Term Loans to the Borrowers on the Second Amendment Effective Date (as defined below) in the aggregate principal amount of $1,211,267,500 to refinance all outstanding Original Replaced Term Loans in accordance with the relevant requirements of the Credit Agreement (as amended hereby) and this Second Amendment. It is understood and agreed that the 2018 Replacement Term Loans being made pursuant to this Second Amendment and the Credit Agreement (as modified hereby) shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 9.02(c) of the Credit Agreement and the Original Replaced Term Loans being refinanced shall constitute “Replaced Term Loans” as defined in, and pursuant to, Section 9.02(c) of the Credit Agreement. Except as expressly provided in this Second Amendment (including as to the Applicable Rate and call protection) and the Credit Agreement (as modified hereby), the 2018 Replacement Term Loans shall be on terms identical to the Original Replaced Term Loans (including as to maturity, Guarantors, Collateral (and ranking) and payment priority).

(ii)    On the Second Amendment Effective Date, all then outstanding Original Replaced Term Loans shall be refinanced in full as follows:

(w)    The outstanding principal amount of the Original Replaced Term Loan of each Lender which (i) is an existing Lender under the Credit Agreement prior to giving effect to this Second Amendment (each, an “Existing Lender”) and (ii) is not party hereto as a 2018 Replacement Lender (a Lender meeting the requirements of clauses (i) and (ii), each, a “Non-Converting Lender”) shall be repaid in full in Cash.

(x)    To the extent any Existing Lender has a 2018 Replacement Term Loan Conversion Amount (as defined in the Credit Agreement as amended hereby) that is less than the full outstanding principal amount of the Original Replaced Term Loan of such Lender, such Lender shall be repaid in Cash in an amount equal to the difference between the outstanding principal amount of the Original Replaced Term Loan of such Lender and such Lender’s 2018 Replacement Term Loan Conversion Amount (the “Non-Converting Portion”).

(y)    The outstanding principal amount of the Original Replaced Term Loan of each Existing Lender which has executed this Second Amendment as a “2018 Converting Lender” (each, a “2018 Converting Lender”) shall automatically be converted into a term loan (each, a “Converted 2018 Replacement Term Loan”) in a principal amount equal to such 2018 Converting Lender’s 2018 Replacement Term Loan Conversion Amount (each such conversion, a “2018 Term Loan Conversion”).

(z)    Each Person that has executed this Second Amendment as a “New 2018 Replacement Lender” (each, a “New 2018 Replacement Lender” and, together with the 2018 Converting Lenders, collectively, the “2018 Replacement Lenders”) severally agrees to make to the Borrowers a new term loan (each, a “New 2018 Replacement Term Loan” and, collectively, the “New 2018 Replacement Term Loans” and, together with the Converted 2018 Replacement Term Loans, the “2018 Replacement Term Loans”) in Dollars in a principal amount equal to the amount set forth opposite such New 2018 Replacement Lender’s name on Exhibit A hereto (as to any New 2018 Replacement Lender, its “2018 Replacement Term Loan Commitment”) on the Second Amendment Effective Date.

(iii)    Each 2018 Replacement Lender hereby agrees to “fund” its 2018 Replacement Term Loan as follows: (x) each 2018 Converting Lender shall “fund” its 2018 Replacement Term Loan to the Borrowers by converting all or a portion of its then outstanding principal amount of Original Replaced Term Loan into a 2018 Replacement Term Loan in a principal amount equal to such 2018 Converting Lender’s 2018 Replacement Term Loan Conversion Amount as provided in clause (ii)(y) above and (y) each New 2018 Replacement Lender shall fund in Cash to the Borrowers an amount equal to such New 2018 Replacement Lender’s 2018 Replacement Term Loan Commitment.

(iv)    The Converted 2018 Replacement Term Loans subject to the 2018 Term Loan Conversion shall be allocated ratably to the outstanding Borrowings of Original Replaced Term Loans (based upon the relative principal amounts of Borrowings of Original Replaced Term Loans subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2018 Replacement Term Loans shall constitute a new “Borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same LIBO Rate) applicable to the Borrowing of Original Replaced Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new Type of Borrowing is selected in accordance with the provisions of Section 2.08 of the Credit Agreement. New 2018 Replacement Term Loans shall be initially incurred pursuant to “borrowings” of LIBO Rate Loans which shall be allocated ratably to the outstanding “deemed” Borrowings of Converted 2018 Replacement Term Loans on the Second Amendment Effective Date (based upon the relative principal amounts of the deemed Borrowings of Converted 2018 Replacement Term Loans subject to different Interest Periods on the Second Amendment Effective Date after giving effect to the foregoing provisions of this clause (iv)). Each such “borrowing” of New 2018 Replacement Term Loans shall (A) be added to (and made a part of) the related deemed Borrowing of Converted 2018 Replacement Term Loans and (B) be subject to (x) an Interest Period which commences on the Second Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Converted 2018 Replacement Term Loans to which it is added and (y) the same LIBO Rate applicable to such deemed Borrowing of Converted 2018 Replacement Term Loans.

(v)    On the Second Amendment Effective Date, the Borrowers shall pay in Cash (a) all accrued and unpaid interest on the Original Replaced Term Loans through the Second Amendment Effective Date and (b) to each Non-Converting Lender and each 2018 Converting Lender with a Non-Converting Portion (solely with respect to such Non-Converting Portion), any breakage loss or expenses due under Section 2.16 of the Credit Agreement (it being understood that existing

Interest Periods of the Original Replaced Term Loans held by 2018 Replacement Lenders prior to the Second Amendment Effective Date shall continue on and after the Second Amendment Effective Date pursuant to preceding clause (iv) and shall accrue interest in accordance with Section 2.13 of the Credit Agreement (as modified hereby) on and after the Second Amendment Effective Date as if the Second Amendment Effective Date were a new Borrowing date). Notwithstanding anything to the contrary herein or in the Credit Agreement, each 2018 Converting Lender agrees, and each Existing Lender agrees (by execution of an Assignment and Assumption with respect to any 2018 Replacement Term Loans), to waive any entitlement to any breakage loss or expenses due under Section 2.16 of the Credit Agreement with respect to the repayment of any Original Replaced Term Loans of any such Lender with the proceeds of 2018 Replacement Term Loans on the Second Amendment Effective Date.

(vi)    Promptly following the Second Amendment Effective Date, all Promissory Notes, if any, evidencing the Original Replaced Term Loans shall be cancelled and returned to the Borrowers, and any 2018 Replacement Lender may request that its 2018 Replacement Term Loan be evidenced by a Promissory Note pursuant to Section 2.10(e) of the Credit Agreement.

(vii)    Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2018 Replacement Term Loans (if any) will be used solely to repay outstanding Original Replaced Term Loans of Non-Converting Lenders (if any) and outstanding Original Replaced Term Loans of 2018 Converting Lenders in an amount equal to the Non-Converting Portion (if any) of such 2018 Converting Lenders’ Original Replaced Term Loans, in each case, on the Second Amendment Effective Date.

(b)    Subject to the satisfaction of the conditions set forth in Section 2 hereof, upon the making of the 2018 Replacement Term Loans, the Credit Agreement is hereby amended as follows:

(i)    The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“Applicable Rate” means, for any day, with respect to any ABR Term Loan or LIBO Rate Term Loan, the applicable rate per annum set forth below under the caption “LIBO Rate Spread” or “ABR Spread”, as the case may be, based upon the Senior Secured Leverage Ratio as of the most recent Adjustment Date; provided that until the first Adjustment Date occurring at least one full Fiscal Quarter ended after the Second Amendment Effective Date, the “Applicable Rate” shall be the applicable rate per annum set forth below in Category 1:

Senior Secured Leverage Ratio	LIBO Rate Spread	ABR Spread
Category 1

Senior Secured Leverage Ratio greater than 3.20 to 1.00	2.75%	1.75%
Category 2

Senior Secured Leverage Ratio equal to or less than 3.20 to 1.00	2.50%	1.50%

The Applicable Rate shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Senior Secured Leverage Ratio in accordance with the table above; provided that for so long as a Default or Event of Default has occurred and is continuing, the Applicable Rate shall not be subject to adjustment to any stepdown based on lower Senior Secured Leverage Ratio as provided herein.

(ii)    The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Commitment” means (i) with respect to each Lender on the Closing Date, the commitment of such Lender to make the Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on the Commitment Schedule as such amount may be adjusted from time to time in accordance with this Agreement, (ii) with respect to each New 2016 Replacement Lender on the First Amendment Effective Date, the commitment of such Lender to make the 2016 Replacement Term Loans as provided in Section 1 of the First Amendment in an aggregate amount not to exceed the 2016 Replacement Term Loan Commitment of such New 2016 Replacement Lender, as such amount may be adjusted from time to time in accordance with this Agreement and (iii) with respect to each New 2018 Replacement Lender on the Second Amendment Effective Date, the commitment of such Lender to make the 2018 Replacement Term Loans as provided in Section 1 of the Second Amendment in an aggregate amount not to exceed the 2018 Replacement Term Loan Commitment of such New 2018 Replacement Lender, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Lenders’ Commitments on the Closing Date (immediately prior to the incurrence of the Term Loans on such date) is $1,340,000,000. The aggregate amount of the Lenders’ Commitments on the First Amendment Effective Date (immediately prior to the incurrence of the 2016 Replacement Term Loans on such date) is $1,226,600,000 less the aggregate principal amount of all 2016 Replacement Term Loan Conversion Amounts. The aggregate amount of the Lenders’ Commitments on the Second Amendment Effective Date (immediately prior to the incurrence of the 2018 Replacement Term Loans on such date) is $1,211,267,500 less the aggregate principal amount of all 2018 Replacement Term Loan Conversion Amounts.

(iii)    The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Term Loans” means (a) prior to the First Amendment Effective Date and the making of the 2016 Replacement Term Loans pursuant to the First Amendment, a Loan by a Lender to the Borrowers pursuant to Section 2.01(a) , (b) on and after the First Amendment Effective Date and upon the making of the 2016 Replacement Term Loans pursuant to the First Amendment but prior to the Second Amendment Effective Date and the making of the 2018 Replacement Term Loans pursuant to the Second Amendment, the 2016 Replacement Term Loans made pursuant to, and in accordance with the terms of, Section 2.01(b) and the First Amendment (including by way of the 2016 Term Loan Conversion) and (c) on and after the Second Amendment Effective Date and upon the making of the 2018 Replacement Term Loans pursuant to the Second Amendment, the 2018 Replacement Term Loans made pursuant to, and in accordance with the terms of, Section 2.01(c) and the Second Amendment (including by way of the 2018 Term Loan Conversion); provided that on and after the incurrence of any Incremental Term Loans, Refinancing Term Loans, Extended Term Loans and Replacement Term Loans, the term “Term Loans” as used in Section 9.05(g) shall include all such Incremental Term Loans, Refinancing Term Loans, Extended Term Loans and Replacement Term Loans, as the case may be.

(iv)    Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:

“2018 Converting Lender” has the meaning provided in the Second Amendment.

“2018 Replacement Term Loan” has the meaning provided in the Second Amendment.

“2018 Replacement Term Loan Commitment” has the meaning provided in the Second Amendment.

“2018 Replacement Term Loan Conversion Amount” shall mean, as to any 2018 Converting Lender, the amount determined by the 2018 Replacement Term Loan Lead Arranger and the Borrower Agent as the final amount of such 2018 Converting Lender’s 2018 Term Loan Conversion on the Second Amendment Effective Date and notified to the Administrative Agent and each such 2018 Converting Lender by the 2018 Replacement Term Loan Lead Arranger on or prior to the Second Amendment Effective Date. The “2018 Replacement Term Loan Conversion Amount” of any 2018 Converting Lender shall not exceed (but may be less than) the principal amount of such 2018 Converting Lender’s Original Replaced Term Loans. All such determinations made by the 2018 Replacement Term Loan Lead Arranger and the Borrower Agent shall, absent manifest error, be final, conclusive and binding on the Borrowers and the Lenders, and the Administrative Agent, the 2018 Replacement Term Loan Lead Arranger and the Borrowers shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment.

“2018 Replacement Term Loan Lead Arranger” shall mean Credit Suisse Securities (USA) LLC, in its capacity as a joint lead arranger and joint bookrunner with respect to the Second Amendment and the 2018 Replacement Term Loans.

“2018 Term Loan Conversion” has the meaning provided in the Second Amendment.

“Adjustment Date” means the date of delivery of financial statements required to be delivered pursuant to Section 5.01(b) or Section 5.01(c), as applicable.

“Second Amendment” shall mean the Second Amendment to Term Loan Credit Agreement, dated as of February 16, 2018, by and among Holdings, the Borrowers, the Administrative Agent and the 2018 Replacement Lenders (as defined therein).

“Second Amendment Effective Date” has the meaning provided in the Second Amendment.

“New 2018 Replacement Lender” has the meaning provided in the Second Amendment.

“Original Replaced Term Loans” has the meaning provided in the Second Amendment.

(v)    Section 2.01 of the Credit Agreement is hereby amended by inserting the following clause (c) at the end of said Section:

“(c) On the Second Amendment Effective Date, (i) each New 2018 Replacement Lender severally agrees to make to the Borrowers a 2018 Replacement Term Loan denominated in Dollars in a principal amount equal to such Lender’s 2018 Replacement Term Loan Commitment and (ii) each 2018 Converting Lender agrees that, without any further action by any party to this Agreement, a portion of such 2018 Converting Lender’s Original Replaced Term Loans equal to such 2018 Converting Lender’s 2018 Replacement Term Loan Conversion Amount shall automatically be converted into a 2018 Replacement Term Loan to the Borrowers in Dollars and in a like principal amount, in each case in accordance with the terms and conditions of the Second Amendment.”

(vi)    Section 2.09 of the Credit Agreement is hereby amended by amending and restating the text of said Section as follows:

“The Commitment of each Lender as in effect on the Closing Date shall automatically terminate in its entirety on the Closing Date (after giving effect to the incurrence of Term Loans on such date). The 2016 Replacement Term Loan Commitment of each New 2016 Replacement Lender shall automatically terminate in its entirety on the First Amendment Effective Date (after giving effect to the incurrence of the New 2016 Replacement Term Loans on such date). The 2018 Replacement Term Loan Commitment of each New 2018 Replacement Lender shall automatically terminate in its entirety on the Second Amendment Effective Date (after giving effect to the incurrence of the New 2018 Replacement Term Loans on such date).”

(vii)    Section 2.10(a) of the Credit Agreement is hereby amended by deleting the text “First Amendment Effective Date” appearing therein and inserting the text “Second Amendment Effective Date” in lieu thereof.

(viii)    Section 2.11(b)(i) of the Credit Agreement is hereby amended by deleting the text “December 31, 2015” appearing therein and inserting the text “December 31, 2018” in lieu thereof.

(ix)    Section 2.12(c) of the Credit Agreement is hereby amended by deleting each reference to “First Amendment Effective Date” appearing therein and inserting the text “Second Amendment Effective Date” in lieu thereof.

(x)    Section 5.01(d) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (B) thereof and (ii) inserting the following immediately after clause (C) appearing therein:

“, and (D) in the case of financial statements delivered pursuant to Sections 5.01(b) and 5.01(c) on an Adjustment Date on which the Applicable Rate is to be changed in accordance with the definition thereof, setting forth a reasonably detailed calculation of the Senior Secured Leverage Ratio.”

(xi)    Section 5.11 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the second sentence appearing therein:

“All proceeds of the 2018 Replacement Term Loans incurred on the Second Amendment Effective Date shall be used to repay and/or replace all Term Loans outstanding immediately prior to the Second Amendment Effective Date.”

(c)    Each Borrower hereby consents, for purposes of Section 9.05(b)(i)(A) of the Credit Agreement, to the assignment on or within 30 days of the Second Amendment Effective Date of any 2018 Replacement Term Loans by any New 2018 Replacement Lender to (i) any Person that was an Existing Lender on the Second Amendment Effective Date (immediately prior to giving effect thereto) or (ii) any Eligible Assignee separately identified, and acceptable, to the Borrower Agent.

SECTION 2. Conditions of Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Second Amendment Effective Date”):

(a)    Holdings, the Borrowers, the Administrative Agent and the 2018 Replacement Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to LendAmend LLC online via www.LendAmend.com or via e-mail to PartyCityFeb18@lendamend.com;

(b)    the Borrowers shall have paid (or shall pay substantially concurrently with the effectiveness of this Second Amendment), by wire transfer of immediately available funds, (i) to the 2018 Replacement Term Loan Lead Arranger, all fees as have been separately agreed and (ii) to the Administrative Agent, for the ratable account of each Existing Lender, all accrued but unpaid interest on the Original Replaced Term Loans through the Second Amendment Effective Date;

(c)    on the Second Amendment Effective Date and after giving effect to this Second Amendment, no Default under Sections 7.01(a), 7.01(f) or 7.01(g) of the Credit Agreement or Event of Default shall have occurred and be continuing and the Administrative Agent shall have received from the Borrowers a certificate executed by a Responsible Officer of the Borrower Agent, certifying the foregoing;

(d)    the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by a Responsible Officer of each of the Borrowers and each other Loan Party;

(e)    there shall have been delivered to the Administrative Agent (A) a certificate, dated as of the Second Amendment Effective Date, executed by a Responsible Officer (which shall be deemed for this purpose to include any Secretary or any Assistant Secretary) of Holdings and each of the Borrowers certifying (i) that no amendments or modifications have been made to the Organizational Documents of Holdings and each of the Borrowers since the same were delivered to the Administrative Agent prior to the Second Amendment Effective Date, (ii) that attached thereto are true and correct copies of resolutions of the board of directors of Holdings and the Borrowers approving and authorizing the execution, delivery and performance of this Second Amendment and the performance of the Credit Agreement (as amended by this Second Amendment) and the Form of Acknowledgement and Confirmation attached as Exhibit B hereto, as applicable, and that such resolutions are in full force and effect without modification or amendment and (iii) as to the incumbency and specimen signature of each officer or authorized person executing this Second Amendment or any other document delivered in connection herewith on behalf of Holdings and each of the Borrowers (together with a certificate of another officer or authorized person as to the incumbency and specimen signature of the officer or authorized person executing the certificate in this clause (iii), and (B) good standing certificates for Holdings and the Borrowers from the jurisdiction in which they are organized;

(f)    the Administrative Agent shall have received from the Borrower Agent a solvency certificate from the chief financial officer of the Borrower Agent (after giving effect to the incurrence of the 2018 Replacement Term Loans on the Second Amendment Effective Date and the application of the proceeds thereof) substantially in the form of Exhibit H to the Credit Agreement;

(g)    the Administrative Agent shall have received an opinion from Ropes & Gray LLP, special New York counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the 2018 Replacement Term Loan Lead Arranger and the Lenders; and

(h)    the Administrative Agent shall have received a “Life of Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Properties (together with a notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower or the applicable Subsidiary (if required), and evidence of flood insurance, in the event any such Mortgaged Properties or portion thereof is located in a special flood hazard area).

SECTION 3. Mortgaged Property. Within 90 days after the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received:

(a)    a fully executed counterpart of an amendment to the existing Mortgage (the “Mortgage Amendment”; together with the existing Mortgage, the “Amended Mortgage”), duly executed by the applicable Subsidiary, together with evidence that such counterpart has been delivered to the title insurance company insuring the Amended Mortgage for recording;

(b)    a date down endorsement in connection with the existing lender’s title insurance policy insuring the existing Mortgage, which endorsement shall insure that the Amended Mortgage is a valid and enforceable Lien on the Mortgaged Property, free of any other Liens except Permitted Liens;

(c)    such affidavits and certificates as shall be required to induce the title company to issue the endorsement contemplated in subparagraph (b) above and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, if applicable, and related charges required for the issuance of such endorsement; and

(d)    an opinion from local counsel in the state where the Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4. Costs and Expenses. Each Borrower hereby reconfirms its obligations (a) pursuant to Section 9.03 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof and (b) to pay and reimburse the 2018 Replacement Term Loan Lead Arranger in accordance with arrangements that have been separately agreed.

SECTION 5. Remedies. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Representations and Warranties. To induce the Administrative Agent and the 2018 Replacement Lenders to enter into this Second Amendment, each of Holdings and the Borrowers represents and warrants to the Administrative Agent and the 2018 Replacement Lenders on and as of the Second Amendment Effective Date that, in each case:

(a)    this Second Amendment has been duly authorized, executed and delivered by it and each of this Second Amendment and the Credit Agreement (as amended by this Second Amendment) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent;

(b)    all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

(c)    the 2018 Replacement Term Loans have been incurred in compliance with the requirements of Section 9.02(c) of the Credit Agreement.

SECTION 7. Intercreditor Acknowledgement. In accordance with Section 3.4(c)(i) of the Intercreditor Agreement, the 2018 Replacement Lenders hereby notify the ABL Facility Security Agent and the ABL Facility Secured Parties (each as defined in the Intercreditor Agreement) that the Original Replaced Term Loans shall be Refinanced (as defined in the Intercreditor Agreement) pursuant to this Second Amendment and the Credit Agreement (as modified hereby), and hereby (i) acknowledge and agree to the terms of the Intercreditor Agreement and (ii) agree to be bound by all terms and conditions of the Intercreditor Agreement as a “Term Loan Secured Party”. The 2018 Replacement Lenders hereby authorize the Administrative Agent to provide on its behalf any notice to the ABL Facility Security Agent and the ABL Facility Secured Parties (each as defined in the Intercreditor Agreement) as it may deem necessary or advisable (in its sole discretion) to ensure compliance with Section 3.4(c)(i) of the Intercreditor Agreement.

SECTION 8. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)    On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment; (ii) the 2018 Replacement Term Loans shall constitute “Term Loans” for all purposes under the Credit Agreement (other than for purposes of Recital A to the Credit Agreement, Section 2.01(a) of the Credit Agreement, the first sentence of Section 2.09 of the Credit Agreement, Sections 3.13 and 4.01 of the Credit Agreement, the first sentence of Section 5.11 of the Credit Agreement, clause (i) of the definition of Commitment and the definition of “Transactions”); and (iii) each 2018 Replacement Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties, in each case, as amended by this Second Amendment.

(c)    The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 9. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

PARTY CITY HOLDINGS INC.

By:	/s/ Daniel J. Sullivan
	Name:	Daniel J. Sullivan
	Title:	Chief Financial Officer

PARTY CITY CORPORATION

By:	/s/ Michael A. Correale
	Name:	Michael A. Correale
	Title:	Vice President

PC INTERMEDIATE HOLDINGS, INC.

By:	/s/ James M. Harrison
	Name:	James M. Harrison
	Title:	President

Signature Page to Second Amendment to Party City Term Loan Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

Signature Page to Second Amendment to Party City Term Loan Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a New 2018 Replacement Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Brady Bingham
	Name:	Brady Bingham
	Title:	Authorized Signatory

Signature Page to Second Amendment to Party City Term Loan Credit Agreement

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS ORIGINAL REPLACED TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THIS SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT AND (II) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS ORIGINAL REPLACED TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

[Lender signature pages on file with the Administrative Agent]

Signature Page to Second Amendment to Party City Term Loan Credit Agreement

EXHIBIT A

NEW 2018 REPLACEMENT TERM LOAN COMMITMENTS

New 2018 Replacement Lender	2018 Replacement Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$212,437,714.70

EXHIBIT B

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1.    Reference is made to the Second Amendment, dated as of February 16, 2018 (the “Second Amendment”), to Term Loan Credit Agreement, dated as of August 19, 2015 (as amended by the First Amendment to Credit Agreement, dated as of October 20, 2016 and as otherwise amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and each 2018 Replacement Lender party thereto. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Second Amendment, as applicable.

2.    Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Second Amendment. Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the Second Amendment:

(a)    all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis (including, without limitation, with respect to 2018 Replacement Term Loans); and

(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority as described in Section 3.16 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Secured Obligations (including, without limitation, the 2018 Replacement Term Loans), to the extent provided in such Loan Documents.

3.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PC INTERMEDIATE HOLDINGS, INC.

By:
Name:
Title:

Signature Page to Acknowledgment and Confirmation of Party City Term Loan Second Amendment

PARTY CITY HOLDINGS INC.
PARTY CITY CORPORATION
ANAGRAM INTERNATIONAL, INC.
ANAGRAM INTERNATIONAL HOLDINGS, INC.
AM-SOURCE, LLC
AMSCAN INC.
TRISAR, INC.

By:
Name:
Title:

ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC

By: PARTY CITY HOLDINGS, INC., its sole member

By:
Name:
Title:

AMSCAN PURPLE SAGE, LLC
AMSCAN NM LAND, LLC

By: AMSCAN INC., its sole manager

By:
Name:
Title:

PARTY HORIZON INC.

By:
Name:
Title: